 Exhibit 10.1

Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “*”.

THIRD AMENDMENT

This Third Amendment, effective as of the date set forth above the signatures of the parties below (the “Effective Date”), amends the Exclusive Patent License Agreement dated April 15, 2011 (“LICENSE AGREEMENT”), by and between the Massachusetts Institute of Technology (“M.I.T.”), a Massachusetts corporation having its principal office at 77 Massachusetts Avenue, Cambridge, Massachusetts, 02139, and Enumeral Biomedical Corp., a Delaware Corporation having its principal place of business at 200 CambridgePark Drive, Suite 2000, Cambridge, MA 02140 (“COMPANY”), as amended by the First Amendment effective March 8, 2013 and by the Second Amendment effective July 16, 2014. Capitalized terms used herein without definition shall have the meaning given such terms in the LICENSE AGREEMENT.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, the parties hereto agree to modify the LICENSE AGREEMENT as follows:

1.	Section 3.1(q) is hereby deleted and replaced with the following:

“(q) COMPANY or an AFFILIATE or SUBLICENSEE shall initiate clinical studies in support of obtaining regulatory approval of a DIAGNOSTIC PRODUCT by or before *.”

2.     Section 3.1(r) is hereby deleted and replaced with the following:

“(r) COMPANY or an AFFILIATE or CORPORATE PARTNER of SUBLICENSEE shall make a first commercial sale of a DIAGNOSTIC PRODUCT by or before *.”

3.	The remaining terms and conditions of the LICENSE AGREEMENT remain intact.

IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed under seal by their duly authorized representatives.

The Effective Date of this Third Amendment is April 15, 2015.

MASSACHUSETTS INSTITUTE OF		ENUMERAL BIOMEDICAL CORP.
TECHNOLOGY

By:	/s/ Lita L. Nelsen	By:	/s/ Arthur H. Tinkelenberg, Ph. D.

Name:	Lita L. Nelsen	Name:	Arthur H. Tinkelenberg, Ph. D.

Title:	Director, Technology Licensing Office	Title:	President and Chief Executive Officer